STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2014
STOCKHOLDER'S EQUITY
3.	STOCKHOLDER’S EQUITY

Reverse Stock Split

On November 20, 2013, the Company effected a reverse split of its common stock, par value $0.001 per share, at a ratio of 1-for-50. Unless otherwise indicated, all share amounts, per share data, share prices, exercise prices and conversion rates set forth in these consolidated financial statements and related notes, where applicable, have been adjusted retroactively to reflect this reverse stock split.

Outstanding Shares

At December 31, 2014, there were 11,707,051 common shares issued and outstanding.

Conversion of all Convertible Preferred Stock at the Merger

Prior to the Merger and without giving effect to the applicable multiplier, Capricor was authorized to issue 5,426,844 shares of convertible preferred stock, which was allocated as follows: Series A-1: 940,000 shares, all of which were issued; Series A-2: 736,844 shares, all of which were issued; and Series A-3: 3,750,000 shares, of which 1,500,000 shares were issued. Immediately prior to the Effective Time, all shares of Capricor preferred stock were converted into shares of Capricor common stock pursuant to the terms of the Merger Agreement. The shares of Capricor preferred stock that were converted into Capricor common stock, as a result of the Merger and in accordance with the terms of the Merger Agreement, were exchanged according to the applicable multiplier for 6,591,494 shares of common stock of the Company, and all rights and preferences (including dividends) attached to the shares of Capricor preferred stock were rendered void. The preferred shares are presented retrospectively as shares of common stock on an as-converted to common stock basis.